Exhibit 10.121

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT), AND ACCORDINGLY MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS DEBENTURE DOES NOT REQUIRE PHYSICAL SURRENDER HEREOF IN ORDER TO EFFECT A PARTIAL PAYMENT, REDEMPTION, OR CONVERSION HEREOF. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS DEBENTURE MAY BE LESS THAN THE PRINCIPAL AMOUNT SHOWN BELOW.

VG LIFE SCIENCES INC.

UNSECURED NOTE

Santa Barbara, California	$63,675.55
Effective Date: October 1, 2013

FOR VALUE RECEIVED, VG Life Sciences Inc., a Delaware corporation formerly known as Viral Genetics, Inc., whose address is 121 Gray Ave., Suite 200, Santa Barbara, CA 93101, (“Borrower”), promises to pay to or to the order of Mary Sinanyan a California residence (“Lender”), and its successors and assigns, in lawful money of the United States of America, Sixty Three Thousand Six Hundred Seventy Five Dollars and Fifty Five Cents ($63,675.55) (the “Principal”), with five (5%) interest per annum. No additional amounts may be tendered hereunder except as mutually agreed to in writing by Borrower and Lender.

1.	Payment and Conversion.

(a)	Payment. Borrower shall pay to Lender the Principal under this Note (the “Note”) on or before December 31, 2018 (the “Maturity Date”). Borrower shall pay all amounts due under this Note in lawful money of the United States of America and without set-off, deduction, demand or notice. Subject to the limitation set forth in section 1(b) and Section 5.

(b)	Exchange of Loan Obligation

All or any portion of the then outstanding principal and accrued interest of the Note (“Exchanged Amount”), may be exchanged for Units at the election of the Lender at any time prior to the Maturity Date, as defined in the Note, by Lender giving written notice to Borrower specifying the date of exchange (the “Exchange Date”) not less than 30 days nor more than 60 days prior to Exchange Date. In exchange for each $1 of the Exchanged Amount so exchanged, Lender shall receive a number of Units equal to the Exchanged Amount divided by the Exchange Price. The Exchange Price shall be equal to the volume- weighted average closing price of the Borrower’s common stock for the 20 trading days immediately prior to the Exchange Date as reported on the NASDAQ, OTCBB, Pinksheets, or other market where Borrower’s common stock is then quoted for trading, provided that in the event no such quoted market exists, the Exchange Price shall be determined according to an independent appraisal ratified by the disinterested members of the Borrower’s board of directors. Each Unit is composed of one share of Borrower’s common stock and one warrant to purchase one share of Borrower’s voting common stock in the form attached hereto as Exhibit C (“Warrant”). The Warrant Price, as defined in the Warrant, shall be equal to the Exchange Price multiplied by 1.5.

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An election made by the Lender to exchange the Loan Obligation for Units cannot be revoked by Lender without the written consent of Borrower. Both the Note and the Warrant include a cashless exercise feature enabling conversion into unregistered shares (“Shares”) of common stock of VGLS based on the spread between the warrant exercise price and the then-trading value of the underlying VGLS Shares

On an Exchange Date the Lender shall deliver to the Borrower the Notice of Conversion in the form attached hereto as Annex A and the Borrower shall issue and deliver to the Lender the Units. Should such Notice of Conversion represent all of the remaining Loan Obligations, Lender shall deliver to Borrower the Note and all other instruments evidencing the Loan Obligation to the Borrower marked “paid in full.”

An election made to exchange amounts owed hereunder for Shares cannot be revoked without the written consent of the other party. The Borrower shall issue and deliver to the Lender the Shares within not more than one (1) business day of receiving notice from Lender. Should such Notice of Conversion represent all of the remaining obligations due hereunder, Lender shall deliver to Borrower the original Note marked “paid in full.”

(c)	Mandatory Conversion. Any unpaid Principal due hereunder upon the Maturity Date shall automatically be exchanged for Shares upon the terms described in Section 1(b) above using the Maturity Date as the Exchange Date, without requiring the additional consent of either party.

(i)	Conversion by Borrower. In addition to the limitations imposed by Section 1(c)(i) above, Borrower may only exercise their right to effect a Conversion of Principal by Lender if all of the following are true:

a.	the Shares that Lender would receive are, upon receipt, freely-tradable and may be sold or transferred by Lender without restriction on resale of any kind;
b.	the Shares are listed or quoted for trading on the OvTCBB, Pinksheets or an equivalent recognized exchange;
c.	at the time of delivery of the Shares, the Borrower is in good standing as a publicly traded entity, meeting all requirements for providing “current information” or “fully- reporting” status as those terms are used in the securities industry, and is otherwise in good standing under applicable securities law, exchange rules or similar rules or regulations; and
d.	No Event of Default exists (as defined below).

(d)	Warrant. Upon payment of all Principal and other amounts that may be owing under this Note, including mandatory conversion at Maturity Date under Section 1(b) Borrower shall deliver to Lender the Warrant attached hereto as Exhibit C.

2.	Interest. All unpaid principle balances under this Secured Revolving Credit Note shall bear interest (the “Interest Rate”) at a rate equal to five percent (5%) per annum. Interest shall be computed on the actual number of days elapsed (including the first day but excluding the last day) on the basis of a three hundred sixty-five (365) day year. Interest shall be payable on the Maturity Date.

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3.	Application of Payments. Payments will be applied first to any costs and expenses (including reasonable attorneys' fees) incurred by Lender in connection with the collection of amounts owing pursuant to this Note, then to interest accruing at the Default Rate, and then to reduction of Principal. All payments shall be made to Lender at the specified address until receipt of notice from Lender to the contrary.

4.	Default Rate. Upon the occurrence of an Event of Default, Lender shall be entitled to receive, and Borrower shall pay to Lender, interest on the outstanding principal balance and any other advances or charges advanced by Lender at a per annum rate equal to the lesser of (a) twelve percent (12%), or (b) the maximum interest rate which Borrower may by law pay (the “Default Rate”). The Default Rate shall be computed from the occurrence of the Event of Default until the earlier of the date upon which the Event of Default is cured or the date upon which due and owing under this Note are paid in full. The preceding sentence, however, shall not be construed as an agreement or privilege to extend the date of the any payment due hereunder, or as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

5.	Prepayment. This Note may not be prepaid without the prior written consent of Lender.

6.	Security Interest. This Note is unsecured.

7.	Default. Any one of the following occurrences shall constitute an “Event of Default” under this Unsecured Revolving Credit Note provided that Lender shall be required to give written notice of same:

(a)	The failure of Borrower to repay all outstanding Principal on or before the Maturity Date, including, without limitation, the timely delivery of Shares for a Conversion including, without limitation, mandatory conversion at the Maturity Date under Section 1(b) hereunder;

(b)	The failure of Borrower to promptly perform any obligation of Borrower under, a breach of, or the existence of an Event of Default as defined in, this Note or the Settlement Agreement; or

(c)	Borrower becomes insolvent, bankrupt or generally fails to pay its debts as such debts become due; is adjudicated insolvent or bankrupt; admits in writing its inability to pay its debts; or shall suffer a custodian, receiver or trustee for it or substantially all of its property to be appointed and if appointed without its consent, not be discharged within sixty (60) consecutive days; makes an assignment for the benefit of creditors; or suffers proceedings under any law related to bankruptcy, insolvency, liquidation or the reorganization, readjustment or the release of debtors to be instituted against it and if contested by it not dismissed or stayed within sixty (60) consecutive days; if proceedings under any law related to bankruptcy, insolvency, liquidation, or the reorganization, readjustment or the release of debtors is instituted or commenced by or against Borrower; if any order for relief is entered relating to any of the foregoing proceedings; if Borrower shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or if Borrower shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing.

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8.	Remedies. Upon the happening and during the continuation of any Event of Default, (i) Lender may, at its sole option, declare the entire Principal immediately due and payable in full; (ii) interest shall accrue on all amounts due hereunder at the Default Rate until paid in full or such Event of Default is cured; and (iii) Lender shall have and may exercise any and all rights and remedies available hereunder, at law and in equity, together with any and all rights and remedies provided in any related document including the Settlement Agreement. The acceptance of any installment or payment after the occurrence of an Event of Default or event giving rise to the right of acceleration provided for herein shall not constitute a waiver of such right of acceleration with respect to such Event of Default or event or any subsequent Event of Default. The remedies of Lender, as provided herein or in any related document, shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefore shall arise. Any act, omission or commission of Lender, including, specifically, any failure to exercise any right, remedy or recourse, shall be released and be effected only through a written document executed by Lender and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

9.	Collection Costs. If one or more Events of Default (or any event which with notice or passage of time or both would constitute an Event of Default) hereunder shall occur and continues, Borrower promises to pay all collection costs, including but not limited to all reasonable attorneys' fees, court costs, and expenses of every kind, incurred by Lender in connection with such collection or the protection or enforcement of any or all of the security for this Note, whether or not any lawsuit is filed with respect thereto (including costs and reasonable attorneys’ fees on any appeals or in any bankruptcy proceedings).

10.	Legal Opinions and Disclosures. Within the scope of applicable securities law and at its cost and expense, Borrower shall cooperate to the fullest commercially reasonable extent in obtaining, or directing its legal counsel to deliver, legal opinions as and when requested by Borrower pertaining to (x) the removal of restrictive legends from Shares under Rule 144 or (y) the deposit or new issuance of Shares by Lender to its brokerage electronically, including such supplemental opinions as are requested by such brokerage, for any Shares issued as a result of Conversions. All such opinions shall be delivered in not more than one (1) business day of request by Lender, acting reasonably. In the event Lender is required to obtain such legal opinions at its own expense, the actual and reasonable cost of same shall be added to the Principal balance of this Note. While this Note is outstanding, Borrower shall use its commercially reasonable best efforts to meet all requirements for providing “current information” or “fully-reporting” status as those terms are used in the securities industry, and otherwise remain in good standing under applicable securities law, exchange rules or similar rules or regulations, and otherwise ensure the continued tradability of its Shares.

11.	Miscellaneous.

(a)	Successors and Assigns. This Note inures to the benefit of Lender and its successors or assigns, and binds Borrower, and its respective permitted successors and assigns, and the words “Lender” and “Borrower” whenever occurring herein shall be deemed and construed to include such respective successors and assigns.

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(b)	Severability. Any term or provision of this Note that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation or in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions or the validity or enforceability of the invalid, void or unenforceable term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision of this Note is invalid, void or unenforceable, the parties agree that the court making such determination shall have the power to and shall, subject to the discretion of such court, reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

(c)	Waiver. To the fullest extent permitted by law, Borrower hereby waives all valuation and appraisement privileges, presentment and demand for payment, protest, notice of protest and nonpayment, dishonor and notice of dishonor, bringing of suit, lack of diligence or delays in collection or enforcement of this Note and notice of the intention to accelerate, the release of any liable party, the release of any security for the indebtedness evidenced hereby, and any other indulgence or forbearance, and is and shall be directly and primarily liable for the amount of all sums owing and to be owed hereon, and agrees that this Note and any or all payments coming due hereunder may be extended or renewed from time to time without in any way affecting or diminishing Borrower's liability hereunder.

(d)	Notices. All notices required to be given to any of the parties hereunder shall be in writing and shall be delivered (a) by personal delivery, with receipt acknowledged; (b) by telecopier or electronic mail (with original copy to follow as set forth herein); (c) by reputable overnight commercial courier service; or (d) by United States registered or certified mail, return receipt requested, postage prepaid, to the parties at the addresses as set forth below (subject to the right of a party to designate a different address for itself by notice similarly given). Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

If to Borrower:

VG Life Sciences Inc.

121 Gray Ave.

Santa Barbara, CA 93101

Attn: John Tynan

Fax: (805)-879-9006

Email: jtynan@vglifesciences.com

If to Lender:

Mary Sinanyan

P.O. Box 1020

South Pasadena, CA 91031

Fax: (818) 913-0012

Email: sinanyan@hotmail.com

(e)	Entire Agreement. This Note (together with the Settlement Agreement) contains the entire agreement between the parties with respect to the subject matter hereof and thereof.

(f)	Modification of Agreement. This Note may not be modified, altered or amended, except by an agreement in writing signed by both Borrower and Lender.

(g)	Releases by Borrower. Borrower hereby releases Lender from all technical and procedural errors, defects and imperfections whatsoever in enforcing the remedies available to Lender upon a default by Borrower hereunder.

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(h)	Remedies Not Exclusive. No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other remedy or remedies available to Lender under this Unsecured Revolving Credit Note, at law, in equity or by statute, and each and every such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute.

(i)	Governing Law. This Note shall be governed by and construed under the laws of the State of California without giving effect to the choice of law provisions thereof.

(j)	Consent to Jurisdiction. Borrower hereby consents that any action or proceeding against it may be commenced and maintained in any Federal or state court sitting in Los Angeles County, California, and that such courts shall have jurisdiction with respect to the subject matter hereof and the person of Borrower and the collateral securing Borrower’s obligations hereunder.

(k)	Time of Essence. Time is of the essence of this Note and all of the obligations hereunder.

(l)	Headings. The headings of the sections of this Note are inserted for convenience only and do not constitute a part of this Note.

(m)	Waiver of Jury Trial. BORROWER AND LENDER, TO THE FULL EXTENT PERMITTED BY LAW, EACH HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES, RELINQUISHES AND FOREVER FORGOES HEREBY THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY EITHER OF THEM AGAINST THE OTHER BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO OR IN CONNECTION WITH THIS UNSECURED REVOLVING CREDIT NOTE, OR ANY COURSE OF CONDUCT, ACT, OMISSION, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON (INCLUDING, WITHOUT LIMITATION, SUCH PERSON’S DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH SUCH PERSON), IN CONNECTION WITH THIS NOTE , INCLUDING, WITHOUT LIMITATION, IN ANY COUNTERCLAIM WHICH BORROWER MAY BE PERMITTED TO ASSERT HEREUNDER OR WHICH MAY BE ASSERTED BY LENDER OR ITS AGENTS AGAINST BORROWER, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THIS WAIVER BY BORROWER OF ITS RIGHT TO A JURY TRIAL IS A MATERIAL INDUCEMENT FOR LENDER UNDER THIS UNSECURED REVOLVING CREDIT NOTE.

(n)	Note for Business or Commercial Purpose. BORROWER EXPRESSLY WARRANTS AND REPRESENTS TO LENDER THAT THIS NOTE IS INTENDED FOR AND WILL BE USED FOR A BUSINESS OR COMMERCIAL PURPOSE AND THAT THIS NOTE IS NOT INTENDED FOR A CONSUMER, PERSONAL, FAMILY OR HOUSEHOLD PURPOSE.

(o)	Authority. Borrower (and the undersigned representative of Borrower, if any) represents and warrants that it has full power and authority to execute and deliver this Note, and the execution and delivery of this Note has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Borrower.

(p)	Assignment. Lender may assign, transfer, pledge or hypothecate any or all of this Note or the Shares acquirable upon exchange without Borrower’s consent.

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IN WITNESS WHEREOF, Borrower has executed and delivered this Note effective as of the date first above written.

BORROWER:

VG LIFE SCIENCES INC.

By:

John Tynan, President and CEO

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EXHIBIT A

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EXHIBIT B

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal of the Note pursuant to Section 1(b) therein into shares of common stock, par value $0.0001 per share, of VG Life Sciences Inc., a Delaware corporation (“Shares”), according to the conditions hereof, as of the date written below. If Shares are to be issued in the name of a person other than the Lender of the Note, such person will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Borrower in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Note to be Converted:

Number of shares of Common Stock to be issued:

Signature:

Name: Mary Sinanyan

Address:   P.O. Box 1020

South Pasadena, CA 91031

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EXHIBIT C – WARRANT

VG LIFE SCIENCES INC.

Warrant for the Purchase of

Shares of Common Stock

Par Value $0.0001

WARRANT AGREEMENT

THE HOLDER OF THIS WARRANT, BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE WARRANT AND COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A “NO ACTION” OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

Pursuant to the payment in full of the Restated and Amended Note dated January 1, 2011 by and between the Company and Holder (the “Note”), this is to certify that, for value received, Mary Sinanyan. (the “Holder”) is entitled to purchase from VG Life Sciences Inc. a Delaware corporation (the “Company”), on the terms and conditions hereinafter set forth, all or any part of two hundred eighty nine thousand and four hundred and thirty four (289,434) shares (“Warrant Shares”) of the Company’s common stock, par value $0.0001 (the “Common Stock”), at the purchase price of $.33 per share (“Warrant Price”). Upon exercise of this warrant in whole or in part, a certificate for the Warrant Shares so purchased shall be issued and delivered to the Holder. The Warrant include a cashless exercise feature enabling conversion into unregistered shares (“Shares”) of common stock of VGLS based on the spread between the warrant exercise price and the then-trading value of the underlying VGLS Shares If less than the total warrant is exercised, a new warrant of similar tenor shall be issued for the unexercised portion of this warrant. By acceptance hereof, the Holder agrees to be bound by the terms and conditions of this warrant.

This warrant is granted subject to the following further terms and conditions:

1.	This warrant shall vest and be exercisable immediately, and shall expire at 5:00 pm Pacific Time on the five-year anniversary date of the date on which this warrant is issued. In order to exercise this warrant with respect to all or any part of the Warrant Shares for which this warrant is at the time exercisable, Holder must take the following actions:

(a)	Deliver to the Corporate Secretary of the Corporation an executed notice of exercise in substantially the form of notice attached to this Agreement (the “Exercise Notice”) in which there is specified the number of Warrant Shares that are to be purchased under the exercised warrant.

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(b)	Pay the aggregate Warrant Price for the purchased shares through full payment in cash or by check made payable to the Corporation’s order or give notice of exercising of a cashless exercise feature enabling conversion into unregistered shares (“Shares”) of common stock of VGLS based on the spread between the warrant exercise price and the then-trading value of the underlying VGLS Shares

(c)	Furnish to the Corporation appropriate documentation that the person or persons exercising the warrant (if other than Holder) have the right to exercise this warrant.

(d)	For purposes of this Agreement, the Exercise Date shall be the date on which the executed Exercise Notice shall have been delivered to the Company. Except to the extent the sale and remittance procedure specified above is utilized in connection with the warrant exercise, payment of the Warrant Price for the purchased shares must accompany such Exercise Notice.

(e)	Upon such exercise, the Company shall issue and cause to be delivered with all reasonable dispatch (and in any event within three business days of such exercise) to or upon the written order of the Holder at its address, and in the name of the Holder, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise together with such other property (including cash) and securities as may then be deliverable upon such exercise. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become a holder of record of such Warrant Shares as of the Exercise Date.

2.	The Warrant Shares have not and may not be registered as of the date of exercise of this warrant under the Securities Act or the securities laws of any state. This warrant and the Warrant Shares issuable on exercise of the warrant, when and if issued, are and may be “restricted securities” as defined in Rule 144 promulgated by the Securities and Exchange Commission and must be held indefinitely unless subsequently registered under the Securities Act and any other applicable state registration requirements, or an exemption from such registration requirements for resale is available. The Company is under no obligation to register the securities under the Securities Act or under applicable state statutes. In the absence of such a registration or an available exemption from registration, sale of the Warrant Shares will be prohibited. The Holder shall confirm to the Company the representations set forth above in connection with the exercise of all or any portion of this warrant.

3.	The Company, during the term of this Agreement, will obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Agreement.

4.	The number of Warrant Shares purchasable upon the exercise of this warrant and the Warrant Price per share shall be subject to adjustment from time to time subject to the following terms. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Company or its successors and assigns shall make an appropriate and proportionate adjustment in the number or kind of shares, and the per-share Warrant Price thereof, which may be issued to the Holder under this Agreement upon exercise of the warrants granted under this Agreement. The purchase rights represented by this warrant shall not be exercisable with respect to a fraction of a share of Common Stock. Any fractional shares of Common Stock arising from the dilution or other adjustment in the number of shares subject to this warrant shall be rounded up to the nearest whole share.

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5.	The Company covenants and agrees that all Warrant Shares which may be delivered upon the exercise of this warrant will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof; provided, that the Company shall have no obligation with respect to any income tax liability of the Holder.

6.	The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of Warrant Shares issuable upon the exercise of this and all other warrants of like tenor and other convertible securities then outstanding.

7.	This warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until or unless, and except to the extent that, this warrant shall be exercised.

8.	The Company may deem and treat the registered owner of this warrant as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

9.	In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

10.	This Agreement shall be governed by and construed in accordance with the internal laws of the state of California without regard to the principles of conflicts of law thereof.

11.	In case this warrant shall be mutilated, lost, stolen, or destroyed, the Company may at its discretion issue and deliver in exchange and substitution for and on cancellation of the mutilated warrant, or in lieu of and substitution for the warrant lost, stolen, or destroyed, a new warrant of like tenor and representing an equivalent right or interest; but only on receipt of evidence satisfactory to the Company of such loss, theft, or destruction of this warrant and indemnity satisfactory to the Company. The Holder shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

12.	This Agreement shall be binding on and inure to the benefit of the Company and the person to whom a warrant is granted hereunder, and such person’s heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.

13.	The right to exercise this Warrant shall be subject to the beneficial ownership limitations of Section 1(d)(i) of the Note including the right of Holder to waive such limitations as specified therein.

(Continued on the following page)

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IN WITNESS WHEREOF, the Company has caused this warrant to be executed by the signature of its duly authorized officer, effective the 1st day of October 2013.

VG LIFE SCIENCES INC.

By

Duly Authorized Officer

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Exercise Notice

(to be signed only upon exercise of warrant)

TO:         VG LIFE SCIENCES INC.

The Holder of the attached warrant hereby irrevocable elects to exercise the purchase rights represented by the warrant for, and to purchase thereunder, shares of common stock of VG Life Sciences Inc. and herewith makes payment therefore, and requests that the certificate(s) for such shares be delivered to the Holder at:

If acquired without registration under the Securities Act of 1933, as amended (“Securities Act”), the Holder represents that the Common Stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act and applicable state statutes, and that the Holder has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Holder understands that the Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Common Stock may, under certain circumstances, be inconsistent with these exemptions. The Holder acknowledges that the Common Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available. The Company is under no obligation to register the Common Stock under the Securities Act, except as provided in the Agreement for the warrant. The certificates representing the Common Stock will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

The Holder agrees and acknowledges that this purported exercise of the warrant is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.

DATED this                      day                                                                    ,                           .

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Transfer Form

FOR VALUE RECEIVED,

hereby sell, assign, and transfer unto

warrants to purchase shares of the Common Stock of VG Life Sciences Inc., represented by the within instrument, and do hereby irrevocably constitute and appoint:

to transfer said warrants stock on the books of the within named Corporation with full power of substitution in the premises.

Dated                                                                          ,                             .

In presence of

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